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                                                                    Exhibit 10.3

                         SEVERANCE AGREEMENT AND RELEASE


        The employment of Neil McIrvin (hereinafter "Employee") with N2H2, Inc. (hereinafter "Employer") is being terminated. Employee and Employer desire to settle and resolve all possible disputes between them growing out of Employee's employment with Employer or his termination, and it is therefore agreed as follows:

1. CONFIDENTIALITY OF AGREEMENT; AGREEMENT NOT ADMISSION. Employee agrees to keep this Agreement confidential, except insofar as disclosure may be required for legal or business reasons. This Agreement is not an admission by Employer that it (or any of its employees) has violated any law or failed to fulfill any duty to Employee.

2. TERMINATION OF EMPLOYMENT. Employer and Employee agree to discontinue Employee's employment relationship, effective March 16, 2001 ("Effective Date").

3. SEVERANCE PAYMENTS. Employer agrees to pay Employee severance in the amount equal to Twenty Six Thousand Six Hundred and Sixty Six Dollars and Sixty Six Cents (8 weeks of regular base pay) subject to lawful deductions, paid in full subject to the passage of seven days after this Agreement and Release is signed by Employee and delivered to Employer.

4. VACATION. As part of the severance package and in return for Employee's release herein, Employer agrees to pay Employee's accrued and unused vacation through the Effective Date, subject to lawful deductions, promptly after the passage of seven days after this Agreement and Release is signed by Employee and delivered to Employer.

5. COBRA COVERAGE. As part of the severance package and in return for Employee's release herein, Employer agrees to pay Employee's (and currently enrolled dependent's) COBRA group medical coverage through May 31, 2001.

6. COMPUTER EQUIPMENT. As part of the severance package and in return for Employee's release herein, Employer agrees to give Employee a company ThinkPad laptop computer.

7. RELEASE. Employee accepts Employer's undertakings in this Agreement as full settlement of any and all claims, known or unknown, arising out of or related to Employee's employment with Employer, or its termination, including but not limited to any claims of discrimination, retaliation, or wrongful discharge and claims under the Age Discrimination in Employment Act ("ADEA"). These claims are examples, not a complete list, of the released claims, as it is the parties' intent that Employee release any and all claims, of whatever kind or nature, in exchange for the severance arrangements set forth in paragraphs 3, 4, 5 and 6 above. Employee realizes this constitutes a full and final settlement of any and all such claims, and except for obligations arising under this Agreement, this settlement releases Employer and any related companies (and their owners, officers, employees, and anyone else against whom Employee could assert a claim based on Employee's experiences as an employee of Employer or Employee's termination as an employee) from any further liability to Employee (or to anyone else Employee has power to bind in this settlement) in connection with such claims.

8. EFFECTIVENESS OF AGREEMENT. This Agreement (i) contains the entire understanding of the parties with respect to the subject matter covered, (ii) supersedes all prior or contemporaneous understandings, and (iii) may only be amended in a written instrument signed by both parties.

9. KNOWING AND VOLUNTARY WAIVER. Employee acknowledges that Employee has been advised to consult with an attorney, and has had the opportunity to do so, before signing this Agreement, which Employee has been given twenty-one (21) days to consider, and which Employee may revoke within seven (7) days after signing.

PLEASE READ CAREFULLY. THIS IS A VOLUNTARY AGREEMENT THAT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.



  3/16/01                            /s/ NEIL MCIRVIN
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Date                                (Employee)


  3/16/01                           By  N2H2:  /s/ PETER NICKERSON
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Date                                    Printed Name: Peter Nickerson
                                                     ---------------------
                                        Title: CEO/President
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